Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services Canada Corporation (the “Company”)
RBC Dominion Securities Inc.
RBC Capital Markets, LLC
CIBC World Markets Inc.
CIBC World Markets Corp.
(together, the “Specified Parties”)

Re: MBARC Credit Canada Inc., 2016-A Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of auto lease receivables which we were informed are intended to be included as collateral in the offering of the Notes.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted.  Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “Leases” means a pool of new and pre-owned Automobile leases and the related leased vehicles.

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity

MBARC Credit Canada Inc., 2016-A Asset Backed Notes
September 21, 2016

●	The term “Data File” means an electronic data file provided by the Company on September 5, 2016, containing certain information related to 15,131 Leases as of August 31, 2016.

●
The term “Sample Leases” means a sample of 100 Leases that we selected randomly from the Data File based on a Company-determined sample size. A listing of the Sample Leases is attached hereto as Exhibit A.  For the purpose of this procedure, the Company did not inform us as to the basis for how they selected the number of automobile retail leases that we were instructed to randomly select from the Data File

●	The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided by the Company, that included information such as the Adjusted Capitalized Cost, Maturity Date, New/Used, Original Term, Contract Residual, Base Rent Payment, Vehicle Make, Vehicle Model Class, Vehicle Model Year, and Vehicle Identification Number. We make no representation regarding the execution of the Lease Contract by the Lessee.

●
The term “Dealer Lease Worksheet” means a supplemental schedule provided by the Company, containing leased vehicle information prepared by the originating dealer to perform underlying lease contract calculations.

●	The term “ALFA” means the Company’s lease portfolio management system used to track and account for its motor vehicle leases.

●	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its motor vehicle leases.

●	The term “FAW” means Financial Agent Workbench, which is the Company’s Customer Relationship Management tool used to service customer accounts.

●	The term “Lease File” means any file containing the Lease Contract, Dealer Lease Worksheet, and screenshots contained within ALFA, ACE, and/or FAW. The Lease File, furnished to us by the Company, was represented to us to be either the original Lease File, a copy of the original Lease File, or electronic records contained within ALFA, ACE, and/or FAW.

●	The term “Credit Score” means either a FICO credit score or a Beacon credit score.

The Company is responsible for the Data File.

At the request of the Specified Parties, we performed the following procedures with respect to the Sample Leases. For each Sample Lease, we compared information contained in the Data File to information contained in the Lease File for the attributes listed below.

The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the documents or other information contained in the Lease File for each of the attributes identified constituted an exception. The Lease File documents are listed in the order of priority until such attribute was compared.

MBARC Credit Canada Inc., 2016-A Asset Backed Notes
September 21, 2016

Attributes	Lease File document(s)
Lease Number	ALFA
Running Rate	ALFA
Adjusted Capitalized Cost	Lease Contract
Original Start Date	ALFA
Maturity Date	Lease Contract, ALFA and instructions provided by the Company described below
MSRP Base	Dealer Lease Worksheet and instructions provided by the Company described below
New/Used	Lease Contract and instructions provided by the Company described below
Original Term	Lease Contract
Contract Residual	Lease Contract
Province or Territory of Origination	FAW and instructions provided by the Company described below
Base Rent Payment	Lease Contract
Vehicle Make	Lease Contract
Vehicle Model Class	Lease Contract
Vehicle Model Year	Lease Contract
Vehicle Identification Number	Lease Contract
Credit Score	ACE and instructions provided by the Company described below
Current Remaining Term	ALFA

For purposes of comparing Maturity Date, the Company instructed us to consider Sample Leases with Maturity Dates on the 1st, 2nd, or 3rd day of the month to be in agreement if the Maturity Date in the respective Lease Contract was on the 29th, 30th, or 31st of the previous month. We were informed by the Company that ALFA does not permit maturity dates to occur on the last three days of any month.  ALFA will adjust such dates to a corresponding day of the following month and the Company will notify the lessee, via written notice, of the change in date.

For purposes of comparing MSRP Base, the Company instructed us to compare the MSRP Base per the Data File to the Base MSRP per the Dealer Lease Worksheet for leases originated between May 1, 2016 and July 17, 2016. The Company further instructed us to compare the MSRP Base per the Data File to the Total MSRP (Base MSRP plus adjustments for add-on equipment and “Used” status) per the Dealer Lease

MBARC Credit Canada Inc., 2016-A Asset Backed Notes
September 21, 2016

Worksheet for leases originated prior to May 1, 2016. The Company informed us that this is due to a system configuration in ALFA whereby the MSRP Base recorded for leases originated between May 1, 2016 and July 17, 2016 excluded adjustments related to add-on equipment and in the “Used” status.

For purposes of comparing New/Used, the Company instructed us to consider Sample Leases as “New” if the odometer reading per the Lease Contract was less than 15,000 kilometers. We were informed that it is the Company’s policy to consider such Leases as “New” for purposes of structuring the leases using new car residual values. For Sample Leases 4595 and 14957, the Company informed us that the vehicles for such leases were previously registered to a third party.  As such, the Company instructed us to deem the vehicles for Sample Leases 4595 and 14957 to be “Used.”

For purposes of comparing Province or Territory of Origination, the Company instructed us to consider the Province or Territory in the “Garaging Address” per FAW to be the Province or Territory of Origination.

For purposes of comparing Credit Score, the Company instructed us to not compare Credit Score for Sample Leases with a Credit Score of “0” per the Data File. We were informed by the Company that Leases with a Credit Score of “0” are either (1) leases for small business owners in which the respective vehicles are registered under the company name, or (2) rebooked leases in which the credit approval was provided during the original booking.

The information regarding the Sample Leases was found to be in agreement with the respective information in the Lease Files, except as noted in Exhibit B attached hereto.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File or provided by the Company and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases (ii) the reliability or accuracy of the Data File, the Lease Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with applicable laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

MBARC Credit Canada Inc., 2016-A Asset Backed Notes
September 21, 2016

This report is intended solely for the information and use of Mercedes-Benz Financial Services Canada Corporation, RBC Dominion Securities Inc., RBC Capital Markets, LLC, CIBC World Markets Inc. and CIBC World Markets Corp. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

September 21, 2016

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number	Sample Lease Number	Lease Number	Sample Lease Number	Lease Number
1	450	35	5735	69	10245
2	520	36	5740	70	10429
3	609	37	5869	71	10475
4	710	38	6067	72	11034
5	1107	39	6073	73	11084
6	1237	40	6672	74	11230
7	1565	41	6771	75	11342
8	1689	42	6801	76	11383
9	1764	43	6841	77	11442
10	1843	44	6913	78	11448
11	1873	45	6956	79	11458
12	2031	46	7038	80	11998
13	2045	47	7241	81	12294
14	2093	48	7274	82	12457
15	2284	49	7335	83	12570
16	2484	50	7352	84	12727
17	2619	51	7547	85	13094
18	3134	52	7553	86	13116
19	3234	53	7945	87	13294
20	3286	54	8079	88	13312
21	3418	55	8338	89	13635
22	3507	56	8389	90	13652
23	3850	57	8596	91	13680
24	3951	58	8653	92	13906
25	4013	59	8763	93	14089
26	4286	60	9072	94	14155
27	4311	61	9105	95	14207
28	4415	62	9196	96	14670
29	4595	63	9339	97	14724
30	5241	64	9362	98	14768
31	5261	65	9375	99	14781
32	5361	66	9554	100	14957
33	5415	67	9676
34	5680	68	10134

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exceptions

Sample Lease Number	Lease Number	Attribute	Per Data File	Per Lease File
42	6801	MSRP Base	$35,515.00	$35,516.00
99	14781	Adjusted Capitalized Cost	$58,423.35	$58,423.15
100	14957	Base Rent Payment	$1,059.88	$1,059.89

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.